UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03081

BNY Mellon Appreciation Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286 (Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2021

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Appreciation Fund, Inc.

SEMIANNUAL REPORT June 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2021 through June 30, 2021, as provided portfolio managers Alan Christensen, Catherine Crain, Gentry Lee, Christopher Sarofim, Charles Sheedy and Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended June 30, 2021, BNY Mellon Appreciation Fund, Inc.’s Investor shares produced a total return of 14.67%, its Class I shares returned 14.80%, and its Class Y shares returned 14.82%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 15.25% for the same period.2

The theme of economic recovery propelled the U.S. market ahead in the first half of 2021. The fund underperformed the Index, largely due to unfavorable stock selection.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, we identify economic sectors we believe will expand over the next three to five years or longer. Using fundamental analysis, we then seek companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and can help limit the distribution of capital gains generated due to portfolio turnover.3

Economic Recovery Drove the Market

The theme of economic recovery propelled the U.S. market ahead by 15.3% in the first half of 2021. The strong performance was attributable to stimulus policies and vaccination progress, which worked in tandem to support a rapid recovery in spending and business activity. President Biden’s $1.9 Trillion American Rescue Plan was passed by Congress and includes $1,400 direct payments to citizens, additional funding for unemployment relief, vaccine distribution, and assistance to businesses and states. These initiatives helped consumers and businesses with additional stimulus that led to positive spending and retail sales data. Vaccination progress reduced infection rates, allowing states to accelerate the reopening. The Index constituents reported better-than-expected earnings results for fourth quarter of 2020 and first quarter of 2021, echoing these themes. The American consumer was back, with pent-up demand to spend on everything from gasoline to new homes.

Volatility was prevalent in the market, driven by factors that could potentially derail the recovery, including the discovery of new virus variants and fear of rising inflation. New variants were discovered in countries around the world, prompting shutdowns and travel restrictions, which worried investors.

The return of the consumers with pent-up demand and global supply-chain disruptions created the perfect storm of inflation. Gasoline, automotive and home prices are rising, driven by strong demand from reopening and supply-chain disruptions, leading to investor concerns about inflation and the possibility that the Federal Reserve (the “Fed”) will have to raise interest rates to temper it. The subsequent higher interest rates could hinder the economic recovery because it would slow consumer spending and business investment. Fed officials have reiterated their belief that inflation is transitory in nature and signaled no plans to raise interest rates or start tapering, but markets remained sensitive to data showing the prices of essentials climbing. Toward the end of the period, investors became more comfortable with the transitory inflation message as policymakers promised to address supply imbalances.

Value outperformed growth in the first quarter, but growth outperformed value in the second quarter of the year, carrying the Index to record highs at the end of the period. With oil above $70 per barrel, the energy sector rebounded, with increased travel demand, to lead all sectors, while utilities and consumer staples were relative laggards.

Stock Selection and Sector Allocation Hindered Performance

The fund slightly trailed the Index in the first half of 2021, driven by a negative stock selection effect. Disadvantageous stock selection within the financials sector negatively impacted portfolio results in the period as the fund’s insurance holdings lagged the major banks and the broader sector. Inopportune stock selection combined with an underweight allocation to the top performing energy sector contributed negatively to performance for the period. Within the industrials sector, the combined negative impacts of an underweight allocation and inopportune stock selection held back results for the period. The top detractors from relative performance included Verisk Analytics, Masimo, Marriott International, The Walt Disney Company and The Coca-Cola Company.

Conversely, strong stock selection in the communication services sector contributed positively to results, driven by holdings Facebook and Alphabet, which reported better-than-expected earnings in the period. Strategically focused stock selection within the technology sector was a positive contributor to results as holdings in the hardware, software and semiconductor subsectors delivered strong results in the period. Within the consumer staples sector, performance was driven by strategic holdings in the personal products and tobacco industries. The fund’s underweight in the utilities sector added value to the portfolio for the period. The top contributors to relative performance included Alphabet, Microsoft, Facebook, ASML Holding and Texas Instruments.

Focused on Quality Companies over the Long Term

As we enter a period of economic recovery and growth, the fund’s investment approach remains focused on the long term with an emphasis on companies with resilient cash flows, solid balance sheets and geographically diverse revenue streams. Those characteristics may offer protection against uncertainty associated with additional waves of infections, while positioning us to potentially benefit from a sustained period of economic recovery and growth. We continue to monitor important issues, including inflation, fiscal policy and

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

regulatory developments. While the economy is strengthening due to the reopening, there is still friction in the economy with supply-chain issues, supply-demand imbalances and shortages in certain areas. Those issues are holding back certain areas of the economy despite reopening. The portfolio’s simultaneous focus on businesses operating in attractive, growing industries and led by Strategically focused experienced management teams position the fund to potentially benefit from a period of sustained economic growth.

July 15, 2021

1  DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Appreciation Fund, Inc. from January 1, 2021 to June 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2021

	Investor Shares	Class I	Class Y
Expenses paid per $1,000†	$4.74	$3.52	$3.14
Ending value (after expenses)	$1,146.70	$1,148.00	$1,148.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2021

	Investor Shares	Class I	Class Y
Expenses paid per $1,000†	$4.46	$3.31	$2.96
Ending value (after expenses)	$1,020.38	$1,021.52	$1,021.87
†

Expenses are equal to the fund’s annualized expense ratio of .89% for Investor Shares, .66% for Class I and .59% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.4%
Banks - 2.3%
JPMorgan Chase & Co.	360,165		56,020,064
Capital Goods - 1.0%
Otis Worldwide	98,870		8,084,600
Raytheon Technologies	194,340		16,579,145
			24,663,745
Commercial & Professional Services - 1.9%
Clarivate	300,000	[a]	8,259,000
IHS Markit	179,750		20,250,635
Verisk Analytics	100,075		17,485,104
			45,994,739
Consumer Durables & Apparel - 4.3%
Hermes International	10,950		15,950,798
LVMH	70,375		55,183,605
NIKE, Cl. B	215,775		33,335,080
			104,469,483
Consumer Services - 2.5%
Marriott International, Cl. A	210,000	[a]	28,669,200
McDonald's	143,430		33,130,896
			61,800,096
Diversified Financials - 8.3%
Berkshire Hathaway, Cl. A	110	[a]	46,046,110
BlackRock	74,830		65,474,005
Intercontinental Exchange	300,295		35,645,017
S&P Global	137,695		56,516,913
			203,682,045
Energy - 1.2%
Chevron	283,545		29,698,503
Food, Beverage & Tobacco - 7.4%
Altria Group	485,395		23,143,634
Nestle, ADR	288,515		35,989,361
PepsiCo	227,725		33,742,013
Philip Morris International	478,500		47,424,135
The Coca-Cola Company	731,200		39,565,232
			179,864,375
Health Care Equipment & Services - 6.3%
Abbott Laboratories	387,125		44,879,401
Intuitive Surgical	33,000	[a]	30,348,120
Masimo	80,375	[a]	19,486,919
UnitedHealth Group	147,800		59,185,032
			153,899,472

Description	Shares		Value ($)
Common Stocks - 99.4% (continued)
Household & Personal Products - 3.3%
The Estee Lauder Companies, Cl. A	254,445		80,933,866
Insurance - 1.7%
The Progressive	429,400		42,171,374
Materials - 3.4%
Air Products & Chemicals	199,440		57,374,899
The Sherwin-Williams Company	98,475		26,829,514
			84,204,413
Media & Entertainment - 14.0%
Alphabet, Cl. C	52,602	[a]	131,837,445
Comcast, Cl. A	872,265		49,736,550
Facebook, Cl. A	383,930	[a]	133,496,300
The Walt Disney Company	150,470	[a]	26,448,112
			341,518,407
Pharmaceuticals Biotechnology & Life Sciences - 3.6%
AbbVie	103,535		11,662,182
Johnson & Johnson	107,215		17,662,599
Novo Nordisk, ADR	454,655	[b]	38,086,449
Roche Holding, ADR	435,000		20,440,650
			87,851,880
Retailing - 5.1%
Amazon.com	36,385	[a]	125,170,222
Semiconductors & Semiconductor Equipment - 6.0%
ASML Holding	99,310		68,607,320
Texas Instruments	409,680		78,781,464
			147,388,784
Software & Services - 17.7%
Adobe	79,500	[a]	46,558,380
Automatic Data Processing	60,665		12,049,282
Broadridge Financial Solutions	34,900		5,637,397
Gartner	35,000	[a]	8,477,000
Intuit	99,200		48,624,864
Mastercard, Cl. A	60,000		21,905,400
Microsoft	718,540		194,652,486
ServiceNow	15,000	[a]	8,243,250
Visa, Cl. A	368,420	[b]	86,143,964
			432,292,023
Technology Hardware & Equipment - 6.9%
Apple	1,231,250		168,632,000
Transportation - 2.5%
Canadian Pacific Railway	575,325		44,248,246
Union Pacific	72,525		15,950,423
			60,198,669
Total Common Stocks (cost $724,056,958)			2,430,454,160

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $23,972,992)	0.05	23,972,992	[c]	23,972,992
Total Investments (cost $748,029,950)		100.4%		2,454,427,152
Liabilities, Less Cash and Receivables		(.4%)		(10,381,766)
Net Assets		100.0%		2,444,045,386

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2021, the value of the fund’s securities on loan was $89,152,512 and the value of the collateral was $91,734,245, consisting of U.S. Government & Agency securities.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	30.6
Communication Services	14.0
Financials	12.3
Consumer Discretionary	11.9
Consumer Staples	10.7
Health Care	9.9
Industrials	5.4
Materials	3.4
Energy	1.2
Investment Companies	1.0
100.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 12/31/20($)	Purchases($)†	Sales ($)	Value 6/30/21($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	12,563,732	69,224,835	(57,815,575)	23,972,992	1.0	4,257
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	7,391,937	101,300,382	(108,692,319)	-	-	58,650††
Total	19,955,669	170,525,217	(166,507,894)	23,972,992	1.0	62,907

†  Includes reinvested dividends/distributions.

††  Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2021 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $89,152,512)—Note 1(c):
Unaffiliated issuers	724,056,958	2,430,454,160
Affiliated issuers	23,972,992	23,972,992
Cash denominated in foreign currency	59	58
Receivable for investment securities sold		3,477,489
Receivable for shares of Common Stock subscribed		3,241,319
Dividends and securities lending income receivable		1,886,407
Tax reclaim receivable—Note 1(b)		431,979
Prepaid expenses		65,124
		2,463,529,528
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		1,107,948
Due to Fayez Sarofim & Co.		429,903
Cash overdraft due to Custodian		217,165
Payable for investment securities purchased		15,329,529
Payable for shares of Common Stock redeemed		2,169,163
Directors’ fees and expenses payable		6,850
Other accrued expenses		223,584
		19,484,142
Net Assets ($)		2,444,045,386
Composition of Net Assets ($):
Paid-in capital		695,872,628
Total distributable earnings (loss)		1,748,172,758
Net Assets ($)		2,444,045,386

Net Asset Value Per Share	Investor Shares	Class I	Class Y
Net Assets ($)	1,880,656,191	374,659,218	188,729,977
Shares Outstanding	41,852,530	8,397,554	4,218,822
Net Asset Value Per Share ($)	44.94	44.62	44.74

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2021 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $502,429 foreign taxes withheld at source):
Unaffiliated issuers	16,569,366
Affiliated issuers	4,257
Income from securities lending—Note 1(c)	58,650
Total Income	16,632,273
Expenses:
Investment advisory fee—Note 3(a)	3,723,268
Shareholder servicing costs—Note 3(b)	2,789,814
Sub-investment advisory fee—Note 3(a)	2,435,521
Directors’ fees and expenses—Note 3(c)	101,436
Prospectus and shareholders’ reports	56,913
Registration fees	54,342
Professional fees	52,220
Custodian fees—Note 3(b)	36,573
Loan commitment fees—Note 2	30,713
Chief Compliance Officer fees—Note 3(b)	7,862
Miscellaneous	21,247
Total Expenses	9,309,909
Investment Income—Net	7,322,364
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	40,443,977
Net realized gain (loss) on forward foreign currency exchange contracts	3,292
Net Realized Gain (Loss)	40,447,269
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	265,326,578
Net Realized and Unrealized Gain (Loss) on Investments	305,773,847
Net Increase in Net Assets Resulting from Operations	313,096,211

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Operations ($):
Investment income—net	7,322,364	12,452,217
Net realized gain (loss) on investments	40,447,269	80,299,082
Net change in unrealized appreciation (depreciation) on investments	265,326,578	317,211,768
Net Increase (Decrease) in Net Assets Resulting from Operations	313,096,211	409,963,067
Distributions ($):
Distributions to shareholders:
Investor Shares	(9,289,828)	(88,411,575)
Class I	(2,106,203)	(13,499,112)
Class Y	(1,179,985)	(6,886,433)
Total Distributions	(12,576,016)	(108,797,120)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	41,211,812	123,245,077
Class I	83,141,689	165,798,077
Class Y	33,381,015	84,131,890
Distributions reinvested:
Investor Shares	8,786,401	83,902,608
Class I	1,715,214	10,470,243
Class Y	1,112,869	6,574,479
Cost of shares redeemed:
Investor Shares	(99,108,445)	(294,694,768)
Class I	(44,975,395)	(45,479,539)
Class Y	(21,303,187)	(13,534,583)
Increase (Decrease) in Net Assets from Capital Stock Transactions	3,961,973	120,413,484
Total Increase (Decrease) in Net Assets	304,482,168	421,579,431
Net Assets ($):
Beginning of Period	2,139,563,218	1,717,983,787
End of Period	2,444,045,386	2,139,563,218

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	1,009,015	3,621,933
Shares issued for distributions reinvested	211,930	2,405,505
Shares redeemed	(2,407,580)	(8,327,947)
Net Increase (Decrease) in Shares Outstanding	(1,186,635)	(2,300,509)
Class I
Shares sold	2,008,232	4,555,065
Shares issued for distributions reinvested	41,317	288,932
Shares redeemed	(1,097,278)	(1,329,981)
Net Increase (Decrease) in Shares Outstanding	952,271	3,514,016
Class Ya
Shares sold	817,553	2,332,916
Shares issued for distributions reinvested	26,773	182,147
Shares redeemed	(510,478)	(386,529)
Net Increase (Decrease) in Shares Outstanding	333,848	2,128,534

[a]	During the period ended December 31, 2020, 98 Class Y shares representing $3,804 were exchanged for 97 Investor shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Investor Shares	June 30, 2021	Year Ended December 31,
(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	39.40	33.69	27.72	36.07	33.43	39.96
Investment Operations:
Investment income—net[a]	.12	.23	.31	.40	.42	.56
Net realized and unrealized gain (loss) on investments	5.64	7.56	9.20	(2.74)	8.06	2.18
Total from Investment Operations	5.76	7.79	9.51	(2.34)	8.48	2.74
Distributions:
Dividends from investment income—net	(.12)	(.23)	(.32)	(.41)	(.43)	(.57)
Dividends from net realized gain on investments	(.10)	(1.85)	(3.22)	(5.60)	(5.41)	(8.70)
Total Distributions	(.22)	(2.08)	(3.54)	(6.01)	(5.84)	(9.27)
Net asset value, end of period	44.94	39.40	33.69	27.72	36.07	33.43
Total Return (%)	14.67[b]	24.01	35.14	(6.38)	26.65	7.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89[c]	.89	.89	.90	.91	.94
Ratio of net expenses to average net assets	.89[c]	.89	.89	.90	.91	.94
Ratio of net investment income to average net assets	.60[c]	.66	.97	1.14	1.18	1.48
Portfolio Turnover Rate	2.61[b]	9.52	4.73	5.12	3.52	6.43
Net Assets, end of period ($ x 1,000)	1,880,656	1,695,878	1,527,482	1,283,979	1,634,721	1,816,298

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
Class I Shares	June 30, 2021	Year Ended December 31,
(Unaudited)		2020	2019	2018	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	39.12	33.47	27.55	35.89	33.39	38.54
Investment Operations:
Investment income—net[b]	.17	.30	.39	.49	.52	.18
Net realized and unrealized gain (loss) on investments	5.60	7.52	9.15	(2.73)	8.02	.30
Total from Investment Operations	5.77	7.82	9.54	(2.24)	8.54	.48
Distributions:
Dividends from investment income—net	(.17)	(.32)	(.40)	(.50)	(.63)	(.30)
Dividends from net realized gain on investments	(.10)	(1.85)	(3.22)	(5.60)	(5.41)	(5.33)
Total Distributions	(.27)	(2.17)	(3.62)	(6.10)	(6.04)	(5.63)
Net asset value, end of period	44.62	39.12	33.47	27.55	35.89	33.39
Total Return (%)	14.80[c]	24.30	35.50	(6.16)	26.91	1.23[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66[d]	.66	.65	.66	.74	.67[d]
Ratio of net expenses to average net assets	.66[d]	.66	.65	.66	.73	.67[d]
Ratio of net investment income to average net assets	.82[d]	.88	1.21	1.38	1.47	1.91[d]
Portfolio Turnover Rate	2.61[c]	9.52	4.73	5.12	3.52	6.43
Net Assets, end of period ($ x 1,000)	374,659	291,289	131,573	118,283	172,475	25,547

a From August 31, 2016 (commencement of initial offering) to December 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class Y Shares	June 30, 2021	Year Ended December 31,
(Unaudited)		2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	39.23	33.55	27.61	35.96	33.43	39.96
Investment Operations:
Investment income—net[a]	.18	.32	.41	.53	.52	.66
Net realized and unrealized gain (loss) on investments	5.61	7.55	9.17	(2.75)	8.07	2.21
Total from Investment Operations	5.79	7.87	9.58	(2.22)	8.59	2.87
Distributions:
Dividends from investment income—net	(.18)	(.34)	(.42)	(.53)	(.65)	(.70)
Dividends from net realized gain on investments	(.10)	(1.85)	(3.22)	(5.60)	(5.41)	(8.70)
Total Distributions	(.28)	(2.19)	(3.64)	(6.13)	(6.06)	(9.40)
Net asset value, end of period	44.74	39.23	33.55	27.61	35.96	33.43
Total Return (%)	14.82[b]	24.41	35.58	(6.10)	27.03	7.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.59[c]	.59	.59	.59	.62	.65
Ratio of net expenses to average net assets	.59[c]	.59	.59	.59	.61	.65
Ratio of net investment income to average net assets	.89[c]	.92	1.28	1.50	1.45	1.95
Portfolio Turnover Rate	2.61[b]	9.52	4.73	5.12	3.52	6.43
Net Assets, end of period ($ x 1,000)	188,730	152,396	58,929	54,808	188,851	59,875

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Appreciation Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (the “Sub-Adviser”), serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Investor (300 million shares authorized), Class I (100 million shares authorized) and Class Y (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Shareholder Services Plan fees. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of June 30, 2021 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	2,430,454,160	-	-	2,430,454,160
Investment Companies	23,972,992	-	-	23,972,992

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of June 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2021, The Bank of New York Mellon earned $7,997 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2020 was as follows: ordinary income $12,647,401 and long-term capital gains $96,149,719. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to

$135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the investment advisory fee is computed at the annual rate of .3325% of the value of the fund’s average daily net assets. Pursuant to a sub-investment advisory agreement with the Sub-Adviser, the fund pays the Sub-Adviser a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets. Both fees are payable monthly.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2021, the fund was charged $2,183,775 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2021, the fund was charged $146,318 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2021, the fund was charged $36,573 pursuant to the custody agreement.

During the period ended June 30, 2021, the fund was charged $7,862 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees of $657,208, Shareholder Services Plan fees of $380,878, custodian fees of $9,000, Chief Compliance Officer fees of $7,862 and transfer agency fees of $53,000.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward foreign currency exchange contracts (“forward contracts”), during the period ended June 30, 2021, amounted to $58,349,009 and $59,599,751, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended June 30, 2021 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At June 30, 2021, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2021:

Average Market Value ($)
Forward contracts	6,211

At June 30, 2021, accumulated net unrealized appreciation on investments was $1,706,397,202, consisting of $1,707,678,890 gross unrealized appreciation and $1,281,688 gross unrealized depreciation.

At June 30, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Appreciation Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Investor: DGAGX Class I: DGIGX Class Y: DGYGX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0141SA0621

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Appreciation Fund, Inc.

By: /s/ David DiPetrillo
       David DiPetrillo
       President (Principal Executive Officer)

Date: August 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo
        David DiPetrillo
        President (Principal Executive Officer)

Date: August 20, 2021

By: /s/ James Windels
       James Windels
       Treasurer (Principal Financial Officer)

Date: August 20, 2021

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)